UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 1, 2020

JANEL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Eighth Avenue, New York, New York 10011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (516) 256-8143

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2020, Indco, Inc. (“Indco”), a subsidiary of Janel Corporation (“Janel”), and First Merchants Bank (“First Merchants”) entered into Amendment No. 2 to Credit Agreement modifying the terms of Indco’s credit facilities with First Merchants.  Under the revised terms, the credit facilities will consist of a $5.5 million Term Loan, a $1.0 million (limited to the borrowing base and reserves) Revolving Loan and a $680,000 Mortgage Loan.  Interest will accrue on the Term Loan at an annual rate equal to the one-month LIBOR plus either 2.75% (if Indco’s total funded debt to EBITDA ratio is less than 2:1), or 3.5% (if Indco’s total funded debt to EBITDA ratio is greater than or equal to 2:1).  Interest will accrue on the Revolving Loan at an annual rate equal to the one-month LIBOR plus 2.75%.  Interest will accrue on the Mortgage Loan at an annual rate of 4.19%.  Indco’s obligations under the First Merchants credit facilities are secured by all of Indco’s real property and other assets, and are guaranteed by Janel, and Janel’s guarantee of Indco’s obligations is secured by a pledge of Janel’s Indco shares.  The Term Loan and Revolving Loan portions of the First Merchants credit facilities will expire on August 30, 2024, and the Mortgage Loan will mature on July 1, 2025 (subject to earlier termination as provided in the Credit Agreement), unless renewed or extended.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required by this Item 2.03 with respect to the First Merchants credit facilities is set forth under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

As previously reported, on February 4, 2020, Indco entered into a Purchase and Sale Agreement with 4040 Earnings Way, LLC (“Seller”) to acquire from Seller the land and building which serves as the Indco office and manufacturing facility in New Albany, Indiana.  This transaction closed on July 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: July 8, 2020	By:	/s/ Dominique Schulte
Dominique Schulte
Chief Executive Officer